DATA SYSTEMS NETWORK CORPORATION
	1994 STOCK OPTION PLAN
	(as amended and restated October 1996)


	1.	Purpose.  The purpose of the Plan is to promote the best interests of the
Company and its shareholders by giving Participants a greater personal interest in the success of the Company in order to create additional incentive for Participants to make greater efforts on behalf of the Company.

	2.	Administration.  (a) The Plan shall be administered by the Committee.  The selection of Participants in the Plan and decisions concerning the timing, pricing and amount of any grant of options under the Plan shall be made by the Committee.  Except as provided in Sections 10 and 13 of the Plan, the
Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration.  The decision of the Committee on any question concerning the interpretation of the Plan or any option granted under the Plan shall be final and binding upon all Participants.
Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on an option as may be required to satisfy the requirements of Rule 16b-3.

	(b) The Committee may delegate to one or more officers or managers of the Company or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant options to, or to cancel, modify, waive rights with respect to, alter, discontinue or terminate options held by, and otherwise act in lieu of the Committee with respect to, Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

	3.	Participants.  Participants in the Plan shall be such key Employees as the
Committee may select from time to time and with respect to Director Options, the Nonemployee Directors.  The Committee may grant options to an individual upon the condition that the individual become an Employee, provided that the option shall be deemed to be granted only on the date the individual becomes an Employee.

	4.	Stock.  The stock subject to options under the Plan shall be the Common
Stock and may be either authorized and unissued shares or treasury shares held by the Company.  The total amount of Common Stock on which options may be granted under the Plan shall not exceed 200,000 shares, subject to adjustment in accordance with Section 11.  Shares subject to any unexercised portion of a terminated, cancelled or expired option granted under the Plan, and shares of Common Stock tendered or withheld pursuant to Sections 6 and 7
(to the extent permitted under Rule 16b-3), shall be available for subsequent grants under the Plan.

	5.	Award of Options.  (a) Subject to the limitations set forth in the Plan, the Committee from time to time may grant options to such Participants and for such number of shares of Common Stock and upon such other terms
(including, without limitation, the exercise price and the times at which the option may be exercised) as it shall designate; provided that during any two-year period, no salaried Employee shall receive options to purchase more than 100,000 shares of Common Stock (as adjusted from time to time upon the occurrence of a corporate transaction or event described in the first sentence of Section 11).  The Committee may designate any option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the
Committee may designate a portion of an option as an Incentive Stock
Option or a Nonqualified Stock Option.  A Participant may hold more than one option under the Plan and any other stock option plan of the Company.

	(b) Any option intended to constitute an Incentive Stock Option shall comply with the following requirements in addition to the other requirements of the
Plan: (i) the exercise price per share for each Incentive Stock Option granted under the Plan shall be equal to the Fair Market Value per share of
Common Stock on the Grant Date; provided that no Incentive Stock Option shall be granted to any Participant who owns (within the meaning of Section 424(d)
of the Code) stock of the Company, or any Parent or Subsidiary, possessing more than 10% of the total combined voting power of all classes of stock of such Company, Parent or Subsidiary unless, at the Grant Date of an option to such Participant, the exercise price per share for the option is at least
110% of the Fair Market Value on the Grant Date and the option, by its terms, is not exercisable more than five years after the Grant Date; (ii) the aggregate Fair Market Value of the underlying Common Stock on the Grant Date as to which Incentive Stock Options under the Plan (or a plan of a
Subsidiary) may first be exercised by a Participant in any calendar year shall not exceed $100,000 (to the extent that an option intended to constitute an Incentive Stock Option shall exceed the $100,000 limitation, the portion of the option that exceeds such limitation shall be deemed to constitute a Nonqualified Stock Option); and (iii) an Incentive Stock Option
shall not be exercisable after the tenth anniversary of the Grant Date or such lesser period as the Committee may specify from time to time.

	(c) A Nonqualified Stock Option shall not be exercisable after the tenth anniversary of the Grant Date, or such lesser period as the Committee shall determine. The exercise price per share of a Nonqualified Stock Option shall not be less than 85% of the Fair Market Value of the Common Stock on the Grant Date.



	(d) No person shall have any rights under any grant made pursuant to the Plan unless and until the Company and the recipient of the grant have executed and delivered an agreement expressly granting benefits to such person pursuant to the Plan and containing the provisions required under the Plan to be set forth in the Agreement.  The terms of the Plan shall govern in the event any provision of any Agreement conflicts with any term in this Plan as constituted on the Grant Date.

	6.	Payment for Shares.  The purchase price for shares of Common Stock to be acquired upon exercise of an option granted hereunder shall be paid in full, at the time of exercise, in any of the following ways: (a) in cash, (b) by certified check, bank draft or money order, (c) by tendering to the Company shares of Common Stock then owned by the Participant, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their Fair Market Value as of the date of such exercise and payment or (d) by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the
Participant's broker to deliver to the Company a sufficient amount of cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("Cashless Exercise") if, at the time of exercise, the
Company has entered into such an agreement.

	7.	Withholding Taxes.  The Company shall have the right to withhold from a
Participant's compensation or require a participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the
exercise of an option.   A Participant may make a written election to tender
previously-acquired shares of Common Stock or have shares of Common Stock withheld from the exercise, provided that the tendered or withheld shares have an aggregate Fair Market Value on the date of exercise of the option equal to the applicable withholding taxes or the Cashless Exercise procedure described in Section 6 may be utilized to satisfy the withholding requirements related to the exercise of an option.

	8.	Non-Assignability.  No option shall be transferable by a Participant except by will or the laws of descent and distribution or, in the case of a
Nonqualified Stock Option, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security
Act, or the rules thereunder.  During the lifetime of a Participant, an option shall be exercised only by the optionee.  No transfer of an option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the option.

	9.	Termination of Employment.  The time or times at which an option shall terminate prior to its Expiration Date shall be determined by the Committee in its discretion and set forth in the Agreement relating to such Option.
Unless the Agreement otherwise specifies, the following shall apply:

		(a) 	If a Participant's Employment is terminated for any reason prior to the date that an option or a portion thereof first becomes exercisable, such option or portion thereof shall terminate and all rights thereunder shall cease.

		(b) 	To the extent an option is exercisable and unexercised on the date a
Participant's Employment is terminated:

			(i) for any reason other than death, Disability or Retirement, the option shall terminate on the earlier of (A) the Expiration Date, and (B) the first anniversary of such Participant's termination of Employment;

			(ii) because the Participant has died or become subject to a Disability, the option shall terminate on the first anniversary of the date of such
Participant's termination of Employment;

			(iii) due to Retirement, the option shall terminate on the earlier of (A)
the Expiration Date and (B) the second anniversary of such Participant's termination of Employment;

		(c)	During the period after the Participant's termination of Employment until the termination of the option, the Participant, or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, may exercise the option only to the extent that such option was exercisable on the date of the Participant's termination of
Employment.

		(d) 	The Committee may, at any time, accelerate the right of a Participant to exercise an option or extend the exercise period of such an option; provided, that no option exercise period may be extended beyond the option's
Expiration Date.

		(e) 	The transfer of a Participant from one corporation to another among the
Company, any Parent and any Subsidiary, or a leave of absence with the written consent of the Company, shall not constitute a termination of
Employment for purposes of the Plan.

	10.	Director Options.
Each Nonemployee Director shall be granted a "Director Option" on the date of the annual meeting of shareholders in each year during the term of the Plan beginning in 1995. A "Director Option" shall be a Nonqualified Stock Option to purchase 1,000 shares (subject to adjustment as provided in Section 11) of Common Stock at an exercise price equal to the Fair Market Value per share on the Grant Date. A Director Option shall become exercisable on the first anniversary of the Grant Date and shall be exercisable for a term ending on the tenth anniversary of Grant Date; provided, however, (i) if the term of office of the holder ceases for any reason before such Director Option becomes exercisable, such Director Option shall terminate and all rights thereunder shall cease; and (ii) to the extent a Director Option is exercisable and unexercised on the date the holder's term of office ceases for any reason, such Director Option shall terminate on the earlier of the Expiration Date of such Director Option or the first anniversary of the date the holder's term of office ceased. Each Director Option shall be evidenced by an Agreement that shall specify the exercise price, the Grant Date, the term, the number of shares to which the Director Option relates and such other terms as the Committee shall determine. Notwithstanding any provision in the Plan to the contrary, Sections 5 and 9 of the Plan shall not apply to Director Options.

	11.	Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the
Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the
Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of shares of Common Stock which thereafter may be made the subject of options, (b) the number and type of shares of Common Stock subject to outstanding options, and (c) the exercise price with respect to any option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto; and
provided further, that any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to an option.
In the event of a Change of Control, all outstanding options under the Plan immediately shall become exercisable in full.

	12.	Rights Prior to Issuance of Shares.  No Participant shall have any rights as a shareholder with respect to any shares covered by an option until the issuance of a stock certificate to the Participant for such shares.  No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

	13.	Termination and Amendment.  (a) The Board may terminate the Plan, or the granting of options under the Plan, at any time.  No Incentive Stock Option shall be granted under the Plan after April 29, 2004.  Termination of the
Plan shall not affect the rights of the holders of any options previously granted.

	(b) The Board may amend or modify the Plan at any time and from time to time.

	(c)No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the
Participant holding the option.

	14.	Approval of Plan.  The Plan shall be subject to the approval of the holders of at least a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within 12 months after adoption of the Plan by the Board.  No option granted under the Plan may be exercised in whole or in part until the Plan has been approved by the shareholders as provided herein.  If not approved by shareholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect.

	15.	Effect on Employment.  Neither the adoption of the Plan nor the granting of any option pursuant to it shall be deemed to create any right in any individual to be retained as an Employee.

	16.	Securities Laws. (a) Anything to the contrary herein notwithstanding, the
Company's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable.  The Company shall not be required to sell and deliver Common Stock unless and until it receives satisfactory assurance (i) that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations promulgated thereunder or those of the National Association of Securities Dealers, Inc. or any stock exchange on which the Common Stock may be listed, or the provisions of any state laws governing the sale of securities, or (ii) that there has been compliance with the provisions of such acts, rules, regulations and laws.

	(b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of the Nasdaq National
Market or Small Cap Market or any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and
(iii) under any blue sky or state securities laws applicable to such shares.
No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

	17.	Certain Definitions.

	"Agreement" means the written agreement setting forth the terms of the Participant's option, including, without limitation, its exercise price, the time or times it may be exercised, its Expiration Date and the number or shares of Common Stock subject to the option.

	"Board" means the Board of Directors of the Company.

	"Change in Control" shall mean (i) consummation of any merger or consolidation with respect to which the Company or any Parent is a constituent corporation (other than a transaction for the purpose of changing the Company's corporate domicile), any liquidation or dissolution of the Company or any sale of all or substantially all of the Company's assets or (ii) a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors immediately prior to any such change or changes.

	The "Code" is the Internal Revenue Code of 1986, as amended from time to time.

	The "Committee" is a committee of two or more directors of the Company, each of whom shall be a "non-employee director" as such term is defined in Rule
16b-3.

	The "Common Stock" is the common stock of the Company.

	The "Company" is Data Systems Network Corporation, a Michigan corporation.

	"Director Option" shall have the same meaning as defined in Section 10.

	"Disabled" or "Disability" means total and permanent disability as defined in Section 22(e) of the Code.

	"Employee" means an individual with a full-time salaried "employment relationship" with the Company, or any Parent or Subsidiary, as defined in Regulation 1.421-7(h) promulgated under the Code, and shall include, without limitation, employees who are directors of the Company, or any Parent or Subsidiary.

	"Employment" means the state of being an Employee.

	"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

	"Expiration Date" means the date set forth in the Agreement relating to an Option on which the right to exercise shall expire absent a termination of the Participant's employment, consulting arrangement or term on the Board.
Unless otherwise provided in the Agreement, the Expiration Date for an Option shall be the tenth anniversary of its Grant Date.

	"Fair Market Value" means, for purposes of determining the value of Common Stock on the Grant Date, (i) the last sale price on the Nasdaq National
Market or the Nasdaq SmallCap Market as reported in The Wall Street Journal for the Grant Date, or (ii) if the Common Stock is not traded on the Nasdaq National Market or the Nasdaq SmallCap Market on the Grant Date but is traded on a national securities exchange on the Grant Date, the closing price on the Grant Date (if traded on more than one such exchange, the closing price for this purpose shall be the average of the closing prices on each such exchange on the Grant Date or (iii) if the Common Stock is not traded on the Nasdaq National Market, the Nasdaq SmallCap Market or a national securities exchange on the Grant Date but is traded "over the counter", the average of the bid and asked prices for the Grant Date; provided, however, that Fair
Market Value with respect to the initial option grants approved prior to the closing of the Company's initial public offering shall be deemed to be $4.75 per share. In the event that there were no Common Stock transactions on such date and no published bid and asked prices, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions or published bid and asked prices, as the case may be.
"Fair Market Value" for purposes of determining the value of Common Stock on the date of exercise or the date Common Stock is tendered or withheld for purposes of Sections 6 or 7 shall be determined in accordance with the procedure set forth in the preceding sentence as of the last date preceding the exercise, tender or withholding rather than the Grant Date.

	"Grant Date" means the date on which the Committee authorizes a particular option, or such later date as shall be designated by the Committee.



	An "Incentive Stock Option" is an option intended to meet the requirements of Section 422 of the Code.

	"Nonemployee Director" means a Director who is not an Employee.

	A "Nonqualified Stock Option" is an option granted under the Plan other than an Incentive Stock Option.

	"Option" means either an Incentive Stock Option or a Nonqualified Stock Option to purchase Common Stock.

	"Parent" means any "parent corporation" of the Company as defined in Section 424(e) of the Code.

	"Participant" shall have the meaning ascribed in Section 3 of the Plan.

	The "Plan" is the 1994 Stock Option Plan.

	"Retirement" means normal retirement from Employment at age 65 or older.

	"Rule 16b-3" means Rule 16b-3 under the Exchange Act, as in effect from time to time.

	"Subsidiary" means any "subsidiary corporation" of the Company as defined in Section 424(f) of the Code.